Exhibit 99.906CERT

Exhibit (b)

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report on Form N-CSR of FS Series Trust (the “Trust”) for the period ended December 31, 2020, as filed with the U.S. Securities and Exchange Commission on the date hereof  (the “Form N-CSR”), Michael C. Forman, as President of the Trust, and William Goebel, as Chief Financial Officer of the Trust, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: March 1, 2021

/s/ MICHAEL C. FORMAN
Michael C. Forman President

/s/ WILLIAM GOEBEL
William Goebel Chief Financial Officer